                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints T. Kevin Dunnigan, John P. Murphy and J. N. Raines, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, to sign the Annual Report on Form 10-K of Thomas & Betts Corporation for its fiscal year ended December 30, 2001, and any and all amendments and exhibits thereto, and to file the same and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act necessary to be done as fully to all intents and purposes as he or she could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


            SIGNATURE                                       TITLE                        DATE
            ---------                                       -----                        ----


/s/ T. Kevin Dunnigan                            Chairman, President and Chief       March 15, 2002
-----------------------------------              Executive Officer
T. Kevin Dunnigan



/s/ Ernest H. Drew                               Director                            March 15, 2002
-----------------------------------
Ernest H. Drew



/s/ Jeananne K. Hauswald                         Director                            March 15, 2002
-----------------------------------
Jeananne K. Hauswald



/s/ Dean Jernigan                                Director                            March 15, 2002
-----------------------------------
Dean Jernigan



/s/ Ronald B. Kalich, Sr.                        Director                            March 15, 2002
-----------------------------------
Ronald B. Kalich, Sr.


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

/s/ Robert A. Kenkel                             Director                            March 15, 2002
-----------------------------------
Robert A. Kenkel



/s/ Kenneth R. Masterson                         Director                            March 15, 2002
-----------------------------------
Kenneth R. Masterson



/s/ John P. Murphy                               Senior Vice President-              March 15, 2002
-----------------------------------              Chief Financial Officer
John P. Murphy



/s/ J. N. Raines                                 Vice President-General              March 15, 2002
-----------------------------------              Counsel and Secretary
J. N. Raines



/s/ Jean-Paul Richard                            Director                            March 15, 2002
-----------------------------------
Jean-Paul Richard



/s/ Jerre L. Stead                               Director                            March 15, 2002
-----------------------------------
Jerre L. Stead



/s/ William H. Waltrip                           Director                            March 15, 2002
-----------------------------------
William H. Waltrip


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